Exhibit 32.2

AstroNova Inc.

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AstroNova , Inc. (the “Company”) on Form 10-K for the year ended January 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David S. Smith, Vice President, Chief Financial Officer and Treasurer, hereby certify, pursuant to Rule 13a-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 13th day of April, 2021

/s/ David S. Smith
David S. Smith
Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to AstroNova, Inc. and will be retained by AstroNova, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.